SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MULTI-ASSET FUNDS
For the Wells Fargo Absolute Return Fund (the “Fund”)

Effective immediately, the following disclosure is added at the end of the section entitled “Additional Purchase and Redemption Information - Compensation to Financial Professionals and Intermediaries”:

Reimbursement Agreement. GMO and Funds Management have entered into an agreement whereby GMO will reimburse Funds Management for a portion of the Additional Payments that Funds Management pays to financial intermediaries with respect to the Fund. These payments are made by Funds Management, not the Fund, and GMO reimburses Funds Management for a portion of such payments. The arrangement has no affect on the fees paid by the Fund or on the Fund’s expenses.

May 29, 2020